UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2009

INTERNATIONAL ASSETS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701

(Address of Principal Executive Offices) (Zip Code)

(407) 741-5300

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 15, 2009, International Assets Holding Corporation (the “Company”) used a management presentation document in connection with the Agreement and Plan of Merger dated as of July 1, 2009 (the “Merger Agreement”) by and among the Company, FCStone Group, Inc. and International Assets Acquisition Corp. (“MergerSub”), a wholly owned subsidiary of the Company, pursuant to which MergerSub will merge with and into FCStone, with FCStone surviving the merger (the “Merger”) The Investor Presentation is attached hereto as Exhibit 99.1.

Important Additional Information Will Be Filed with the SEC

In connection with the Merger Agreement and required stockholder approval, the Company and FCStone intend to file a Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), a portion of which will be the joint proxy statement with respect to the meetings of the stockholders of the Company and FCStone. HOLDERS OF THE COMPANY’S COMMON STOCK ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Such documents are not currently available. You may obtain copies of all documents when they are filed with the SEC regarding the proposed Merger, free of charge, at the SEC’s website (http://www.sec.gov). Free copies may also be obtained by accessing the Company’s website (http://www.intlassets.com) under “Investor Relations/Filings and News” or FCStone’s website (http://www.fcstone.com) under “Investor Relations/Press Releases”, or by directing a request to the Company at International Assets Holding Corporation, 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701; Attention: Scott Branch, President; Telephone: (888) 345-4685 x 335; or to FCStone at Investor Relations Department, FCStone Group, Inc., 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116; Attention: William Dunaway; Telephone: (816) 410-7129.

Participants in Solicitation

The Company, FCStone and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed Merger may be found in the definitive joint proxy statement to be filed by the Company and FCStone with the SEC. You can find information about the Company’s and FCStone’s directors and executive officers in their respective definitive proxy statements filed with the SEC on January 15, 2009 and December 8, 2008, respectively. You can obtain free copies of these documents from the Company and FCStone using the contact information above.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Management Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 15, 2009	INTERNATIONAL ASSETS HOLDING CORPORATION

/s/ Sean O’ Connor
Sean M. O’Connor
Chief Executive Officer

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